Exhibit 99.1

International Wire Retains Jefferies & Company to Assist in Strategic Alternatives Evaluation

Camden, NY – July 8, 2008- International Wire Group, Inc. (ITWG.PK) today announced that it has retained Jefferies & Company, Inc. as its exclusive financial advisor to assist the Company in evaluating strategic alternatives, including a possible sale of the Company.

Mark K. Holdsworth, Chairman of the Company’s Board of Directors, said “Under CEO Rodney D. Kent’s leadership, International Wire has made great progress by selling the Insulated Wire business, reducing the operating costs of its core Bare Wire business, improving European operations, acquiring additional low-cost capacity, and acquiring the High Performance Conductors, Hamilton Products and Global Wire businesses. The Company’s geographic presence, markets and products have all been successfully expanded and the balance sheet has been strengthened through significant debt reductions. We are now hiring Jefferies to help us analyze the various strategic alternatives in front of us, so that we can choose the path forward that most enhances shareholder value.”

The Company emphasizes that it is unable to predict if this review of strategic alternatives will result in any transaction. The Company does not expect to make further public comments with respect to this announcement unless such review of strategic alternatives results in a transaction.

About International Wire Group, Inc.

International Wire Group, Inc. is a manufacturer and marketer of wire products, including bare, silver-plated, nickel-plated and tin-plated copper wire, for other wire suppliers, distributors and original equipment manufacturers. Its products include a broad spectrum of copper wire configurations and gauges with a variety of electrical and conductive characteristics and are utilized by a wide variety of customers primarily in the aerospace, appliance, automotive, electronics/data communications, industrial/energy and medical device industries. The Company manufactures and distributes its products at 18 facilities located in the United States, Belgium, France and Italy.

Forward-Looking Information is Subject to Risk and Uncertainty

Certain statements in this release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believes,” “expects,” “may,” “will,” “should,” “seeks,” “pro forma,” “anticipates,” “intends,” “plans,” “estimates,” or the negative of any thereof or other variations thereof or comparable terminology, or by discussions of strategy or intentions. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Many important factors could cause our results to differ materially from those expressed in forward-looking statements. These factors include, but are not limited to, fluctuations in our operating results and customer orders, unexpected decreases in demand or increases in inventory levels, changes in the price of copper, tin, nickel and silver, the failure of our acquisitions and expansion plans to perform as expected, the competitive environment, our reliance on our significant customers, lack of long-term contracts, substantial dependence on business outside of the U.S. and risks associated with our international operations, limitations due to our indebtedness, loss of key employees or the deterioration in our relationship with employees, litigation, claims, liability from environmental laws and regulations and other factors. For additional information regarding risk factors, see our discussion in Part I, Item 1A of our latest Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

IWTG-G

Contact

International Wire Group, Inc.

Glenn J. Holler

Senior Vice-President, Chief Financial Officer and

Secretary

314-416-8215

2